UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands (State or Other Jurisdiction of Incorporation)	001-34726 (Commission File Number)	98-0646235 (IRS Employer Identification No.)
Weena 737
3013 AM Rotterdam
The Netherlands
(Address of Principal Executive Offices)
Registrant’s Telephone number, including area code: 31 10 275 5500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     LyondellBasell Industries N.V. (the “Company”) held its Annual General Meeting of Shareholders on May 5, 2011. For more information on the following proposals, see the Company’s proxy statement dated March 24, 2011, the relevant portions of which are incorporated herein by reference.
(1)	The election or re-election, as applicable, of three Class I directors to serve as members of the Supervisory Board until the Annual General Meeting of Shareholders in 2014.

	FOR	WITHHOLD	OTHER NOMINEE	BROKER NON-VOTES
Jagjeet S. Bindra	406,577,733	3,553,074	49,512	21,140,973
Milton Carroll	405,545,194	3,839,186	795,939	21,140,973
Rudy van der Meer	405,246,400	3,843,133	1,090,786	21,140,973
(2)	The election of two Class II directors to serve as members of the Supervisory Board until the Annual General Meeting of Shareholders in 2012.

	FOR	WITHHOLD	OTHER NOMINEE	BROKER NON-VOTES
Robin Buchanan	405,606,940	3,970,814	602,565	21,140,973
Robert G. Gwin	403,651,267	3,570,324	2,958,728	21,140,973
(3)	The election of one Class III director to serve as a member of the Supervisory Board until the Annual General Meeting of Shareholders in 2013.

	FOR	WITHHOLD	OTHER NOMINEE	BROKER NON-VOTES
Jacques Aigrain	406,615,231	3,554,958	10,130	21,140,973
(4)	The adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2010.

FOR	AGAINST	ABSTAIN
430,712,216	50,459	558,617
(5)	The discharge from liability of the sole member of the Management Board.

FOR	AGAINST	ABSTAIN
420,606,175	9,811,592	903,525

(6)	The discharge from liability of members of the Supervisory Board.

FOR	AGAINST	ABSTAIN
420,594,355	9,839,437	887,500
(7)	The appointment of PricewaterhouseCoopers as independent registered public accountants.

FOR	AGAINST	ABSTAIN
430,651,358	175,295	494,639
(8)	The approval of the compensation of the members of the Supervisory Board.

FOR	AGAINST	ABSTAIN
353,254,199	56,421,740	504,380
(9)	The approval of amendments to the Company’s Articles of Association.

FOR	AGAINST	ABSTAIN
430,627,125	113,853	580,314
(10)	The approval of the authority of the Management Board, acting with the approval of the Supervisory Board, to declare a dividend in respect of the 2010 fiscal year.

FOR	AGAINST	ABSTAIN
431,261,747	29,676	29,869
(11)	The approval, in an advisory vote, of the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
338,477,535	71,290,685	412,099	21,140,973
(12)	The approval of an advisory proposal to determine whether the shareholder vote to approve executive compensation should occur every one, two or three years.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
398,170,394	15,002	10,960,536	1,034,387	21,140,973

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.
Date: May 10, 2011	By:	/s/ Craig B. Glidden
Craig B. Glidden
Executive Vice President